UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 30, 2011

EXELIXIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-30235	04-3257395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 East Grand Ave.

South San Francisco, California 94080

(Address of principal executive offices, and including zip code)

(650) 837-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.	Material Modifications to Rights of Security Holders.

The information set forth in Item 5.03 below, which modifies the rights of holders of Exelixis, Inc. (“Exelixis”) common stock to elect directors, is incorporated by reference here.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 30, 2011, the Board of Directors (the “Board”) of Exelixis amended Sections 5, 8 and 15 of the Amended and Restated Bylaws of Exelixis (the “Bylaws”) to provide that directors will be elected at a meeting by a majority vote (i.e. a nominee is elected if the nominee receives more “for” votes than “against” votes); provided, however, that if the number of nominees for director exceeds the number of directors to be elected at a meeting as of a day fourteen (14) days in advance of the date that Exelixis files its definitive proxy statement with respect to the meeting with the Securities and Exchange Commission (the “SEC”), then directors will be elected by a plurality vote. Prior to this amendment, all elections of directors were by a plurality vote.

On November 30, 2011, the Board also amended Exelixis’ Corporate Governance Guidelines to add to the guidelines provisions relating to the election of directors as follows:

1. In an election of directors for which majority voting is required under the Bylaws, the Board will nominate only those nominees who have tendered an irrevocable resignation as a director, which resignation shall be conditioned upon both (A) such director failing to have received more “for” votes than “against” votes in an election and (B) acceptance by the Board of such resignation; and

2. The process for how the Board will make a determination as to whether to accept an irrevocable resignation, including a provision providing that if the Board shall determine not to accept the resignation of a director, the Board will promptly disclose its decision-making process and decision to reject the conditional resignation in a Form 8-K furnished to the SEC.

The Bylaws, as amended and restated by the Board on November 30, 2011, are attached hereto as Exhibit 3.1. The Exelixis Corporate Governance Guidelines may be viewed at www.exelixis.com under the caption “Investors – Corporate Governance,” but shall not be incorporated by reference into this or any other filing with the SEC made by Exelixis, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Exelixis, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EXELIXIS, INC.

Date: December 5, 2011	/s/ James B. Bucher
James B. Bucher Vice President, Corporate Legal Affairs and Secretary

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Exelixis, Inc.